UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)       December 5, 2002
                                                          ------------------


                          DATA SYSTEMS & SOFTWARE INC.
             (Exact name of Registrant as Specified in its Charter)


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               Delaware                    0-19771               22-2786081
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     (State or Other Jurisdiction  (Commission file Number)     (IRS Employer
       of  Incorporation)                                   Identification  No.)



     200  Route  17,  Mahwah,  New  Jersey                         07430
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     (Address  of  Principal  Executive  Offices)                (Zip  Code)



        Registrant's telephone number, including area code (201) 529-2026
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Item  5.     Other  Events  and  Regulation  FD  Disclosure.
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     On  December 5, 2002, our subsidiary, Comverge Technologies, Inc., closed a three-year $2 million secured revolving line of credit from Laurus Master Fund, Ltd. The available line of credit will be based on Comverge's accounts receivables and inventory, and will be secured by all of the assets of Comverge and by the accounts receivables of our subsidiary, Databit, Inc. We have guaranteed the repayment of any advances and payment of fees under the line of credit.

     In addition, Laurus may convert up to an aggregate of $600,000 of the line of credit into shares of our common stock at a fixed conversion price of $1.50. We also issued a five-year warrant, exercisable in three tranches at exercise prices ranging from $2.00 to $3.34 per share. Under the terms of the agreements, Laurus cannot to sell any DSSI shares issuable upon conversion of the line of credit or upon exercise of the warrants before June 5, 2003.

     We have agreed to file with the Securities and Exchange Commission, and have declared effective by April 4, 2002, a registration statement registering the resale of the shares of our common stock issuable upon conversion of the line of credit and exercise of the warrant.

     Comverge intends to use the proceeds from the line of credit for general corporate purposes.

Item  7.  Financial  Statements,  Pro  Forma Financial Information and Exhibits.
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     (c)  Exhibits

     Exhibit 10.1 - Purchase and Security Agreement, dated as of December 4, 2002, by and between Comverge Technologies, Inc. ("Comverge") and Laurus Master Fund, Ltd. ("Laurus").

     Exhibit 10.2 - Convertible Note, dated December 4, 2002, by and among Comverge, Laurus and, as to Articles III and V only, Data Systems & Software Inc. ("DSSI").

     Exhibit 10.3 - Common Stock Purchase Warrant, dated December 5, 2002, issued by DSSI to Laurus.

     Exhibit 10.4 - Registration Rights Agreement, dated as of December 4, 2002, by and between DSSI and Laurus.

     Exhibit 10.5 - Guaranty, dated December 4, 2002, made by DSSI in favor of Laurus.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         DATA  SYSTEMS  &  SOFTWARE  INC.



Date:  December  9,  2002               BY:     s/Sheldon  Krause
                                           ----------------------------
                                                Sheldon  Krause
                                                Secretary


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